SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2006

                           BANKFINANCIAL CORPORATION
                           -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                    0-51331                     75-3199276
  -----------------             ---------------------         ---------------
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                       60527
------------------------------------------------                      --------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On April 5, 2006, BankFinancial Corporation announced that it has completed its acquisition of University National Bank and the merger of University National Bank into its wholly-owned subsidiary, BankFinancial, F.S.B.

     A copy of the press release announcing this item is attached as Exhibit 99 to this press release.

Item 9.01. Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Not Applicable.

         (d)      Exhibits

         Exhibit No.                        Description
         -----------                        -----------
         99                         Press Release dated April 5, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 BANKFINANCIAL CORPORATION



Date: April 5, 2006                         By:  /s/ F. Morgan Gasior
                                                 -------------------------------
                                                 F. Morgan Gasior
                                                 Chairman of the Board and
                                                   Chief Executive Officer